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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 6, 1998


                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)


         0-20609                                         95-4033076
(Commission File Number)                   (I.R.S. Employer Identification No.)


                1955 N. Surveyor Avenue, Simi Valley, CA 93063
                   (Address of Principal Executive Offices)


                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)
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Item 2.  Acquisition or Disposition of Assets

       The Registrant announced that it has entered into a definitive agreement for the sale of its Whittaker Porta Bella Project to Porta Bella Acquisition Co., Inc., for $10,000,000 in cash, a $5,000,000 promissory note, plus a contingent interest in the Project. A copy of the press release dated November 9, 1998 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)    Exhibits

       Exhibit No.          Description
       -----------          -----------

       99.1                 Press Release, dated November 9, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WHITTAKER CORPORATION



                          By:  /s/ Lynne M. O. Brickner
                               -------------------------------------
                               Lynne M. O. Brickner
                                 Vice President, Secretary and General Counsel


Dated:  November 9, 1998

                                       2
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.             Description
-----------             -----------

99.1                    Press Release, dated November 9, 1998

                                    3